EXHIBIT 10.2

Sandra Leung Senior Vice President and General Counsel

345 Park Avenue New York, NY 10154-0037 Tel 212-546-4260 Fax 212-546-9562 sandra.leung@bms.com

April 21, 2009

Mr. James M. Cornelius

Chairman and Chief Executive Officer

Bristol-Myers Squibb Company

345 Park Avenue

New York, New York 10154

Re: Termination of Aircraft Time Sharing Agreement

Dear Jim:

Reference is hereby made to the Amended and Restated Aircraft Time Sharing Agreement dated June 12, 2008, by and between you and Bristol-Myers Squibb Company, a Delaware corporation (the “Company”). As you are aware, the Company has sold all of its corporate aircraft. Therefore, this letter serves as our agreement that the Amended and Restated Aircraft Time Sharing Agreement is terminated, effective immediately.

BRISTOL-MYERS SQUIBB COMPANY

	By:	/s/ Sandra Leung

Name: Sandra Leung
Title: Senior Vice President and General Counsel

The foregoing accurately reflects our understanding that the Amended and Restated Aircraft Time Sharing Agreement dated June 12, 2008 is hereby terminated.

Dated: April 21, 2009		/s/ James M. Cornelius
James M. Cornelius

E-10-2